 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2022

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (609) 474-6455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD.
On September 29, 2022, Dr. Dhaval Desai, Pharm.D., IVERIC bio, Inc. (the “Company”)’s Chief Development Officer, will present supplemental data from the Company’s GATHER2 Phase 3 clinical trial of avacincaptad pegol (also known as Zimura®), the Company’s complement protein C5 inhibitor, in patients with geographic atrophy ("GA") at Eyecelerator, a meeting to be held adjacent to the 2022 American Academy of Ophthalmology Annual Meeting in Chicago, Illinois. The presentation slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

99.1 Desai Eyecelerator presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: September 28, 2022	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

3